UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  March 5, 2012

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii  96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

2011 Statistical Supplement and Utility Forecast and the presentation booklet entitled “Financial Community Meetings, March 6-16, 2012”

HEI is furnishing its unaudited 2011 Statistical Supplement and Utility Forecast and its presentation booklet entitled “Financial Community Meetings, March 6-16, 2012” (see Exhibits 99.1 and 99.2, respectively). These documents include certain selected financial information for consolidated HEI, HECO and American Savings Bank, F.S.B. (ASB), the financial forecast for years 2012 through 2016 for consolidated HECO and other selected data.

HEI will post the 2011 Statistical Supplement and Utility Forecast and its presentation booklet entitled “Financial Community Meetings, March 6-16, 2012” on its website, www.hei.com, under the headings “Investor Relations”, “Company Overview” and “Other Financial Reports.”

HEI and HECO intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, HECO’s and ASB’s press releases, SEC filings and public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in the Company’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in the Company’s other SEC filings.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99.1	2011 Statistical Supplement and Utility Forecast
Exhibit 99.2	Presentation booklet entitled “Financial Community Meetings, March 6-16, 2012”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ David M. Kostecki	/s/ Tayne S. Y. Sekimura
David M. Kostecki	Tayne S. Y. Sekimura
Vice President-Finance, Controller and Chief Accounting Officer	Senior Vice President and Chief Financial Officer
(Principal Accounting Officer of HEI)	(Principal Financial Officer of HECO)
Date: March 5, 2012	Date: March 5, 2012